UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 24 2004
               Date of Report (date of earliest event reported)


                             LANCER ORTHODONTICS, INC.
           (Exact Name of Registrant as Specified in its Charter)

   California                        0-5920                    95-2497155
(State or Other                   (Commission                (IRS Employee
Jurisdiction of)                   File Number)              Identification
                                                                 Number)

                                253 Pawnee Street
                              San Marcos, CA 92078
          (Address of Principal Executive Offices Including Zip Code)

                                   760-744-5585
             (Registrant's Telephone Number, Including Area Code)


                                    __________
         (Former Name or Former Address if Changed Since Last Report)



























Item 5.02 (b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

    On September 21, 2004, the Company and Board Director, Dr. Robert Orlando, mutually agreed that he will not stand for re-election this year when his term expires November 19, 2004, due to Dr. Orlando's time constraints.





SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER ORTHODONTICS, INC.

Dated: September 24, 2004                     By: /s/ Allen Barbieri
                                              Name:   Allen Barbieri
                                              Title:  Chief Executive Officer